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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 24, 2005

                             METAL MANAGEMENT, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



          DELAWARE                       0-14836                 94-2835068
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(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)        (IRS EMPLOYER
     OF INCORPORATION)                                      IDENTIFICATION NO.)

     500 N. DEARBORN STREET, SUITE 405, CHICAGO, IL                60610
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        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)


                                 (312) 645-0700
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                 NOT APPLICABLE
          ------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.02.  NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED
            AUDIT REPORT OR COMPLETED INTERIM REVIEW.

     On October 24, 2005, Metal Management, Inc. (the "Company") and the Audit Committee of the Board of Directors determined that it will restate its consolidated statement of cash flows for the three months ended June 30, 2005. The restatement arose as a result of management's determination that certain distributions from joint ventures were incorrectly reported as "cash flows from investing activities" and should have been reported as "cash flows from operating activities."

     The restatement does not affect the net change in cash for the three months ended June 30, 2005 and has no impact on the Company's consolidated balance sheet as of June 30, 2005, the consolidated statements of operations and related earnings per share amounts for the three months ended June 30, 2005, or the consolidated statement of stockholders' equity for the three months ended June 30, 2005. The restatement only adjusts cash flows from operating activities to include an item that had previously been reported as a component of cash flows from investing activities. Moreover, the correction only impacts the consolidated statement of cash flows for the three months ended June 30, 2005 and does not impact any periods prior to June 30, 2005.

     The Audit Committee of the Board of Directors has discussed this matter with the Company's independent registered public accounting firm
PricewaterhouseCoopers LLP ("PwC").

     As a result of the foregoing, the Company intends to file a Form 10-Q/A for the three months ended June 30, 2005 restating the consolidated statement of cash flows to report a tax distribution of earnings from a joint venture as cash flows from operating activities and making other conforming changes to the interim financial statement footnotes, management's discussion and analysis of financial condition and results of operations, and Form 10-Q Item 4 disclosures. The previously filed consolidated statement of cash flows for the three months ended June 30, 2005 should not be relied upon.

      A summary of the effects of the restatement on the Company's consolidated statement of cash flows for the three months ended June 30, 2005 is as follows (in thousands):

                                                          AS REPORTED     AS RESTATED
                                                          -----------     -----------
     CASH FLOWS FROM OPERATING ACTIVITIES:
     Distributions of earnings from joint ventures        $        0      $    2,650
     Net cash used in operating activities                    (4,595)         (1,945)
     CASH FLOWS FROM INVESTING ACTIVITIES:
     Investments in joint ventures, net                        3,004               0
     Distributions of capital from joint ventures                  0             354
     Net cash used in investing activities                   (13,897)        (16,547)


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

    The following exhibit relating to Item 4.02:

    99.1 Press Release, dated October 28, 2005, issued by Metal Management, Inc.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   METAL MANAGEMENT, INC.


DATE:  October 28, 2005            By:   /s/ Robert C. Larry
                                        ----------------------------------------
                                        Robert C. Larry
                                        Executive Vice President, Finance,
                                        Chief Financial Officer, Treasurer
                                        and Secretary


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                             METAL MANAGEMENT, INC.

                                  EXHIBIT INDEX


 EXHIBIT
 NUMBER                        DESCRIPTION
 ------                        -----------

  99.1     Press Release, dated October 28, 2005, issued by Metal
           Management, Inc.